Integra LifeSciences Hosts Virtual Investor Day

PRINCETON, New Jersey, May 20, 2021 -- Integra LifeSciences Holdings Corporation (NASDAQ: IART), a leading global medical technology company, will host an Investor Day meeting from 8:30 a.m. to approximately 12:30 p.m. ET, today May 20, 2021.

Highlights of today’s presentation include:

•For the second quarter 2021, the Company now expects to achieve the higher end of both its revenue guidance range of $372 million to $378 million and its adjusted earnings per share range of $0.63 to $0.67.
•Reaffirming full-year 2021 financial guidance as provided on April 28, 2021, including:
◦Full-year 2021 revenue guidance range of $1,525 million to $1,535 million.
◦Full-year 2021 adjusted earnings per share towards the higher end of its guidance range of $2.86 to $2.93.
•The Company is reaffirming its long-term annual target of 5% to 7% organic revenue growth and double-digit adjusted earnings per share growth.
•The Company is reaffirming its long-term goals for adjusted gross margin in the range of 70-72% and adjusted EBITDA margin of 28-30% and expects to achieve the low end of those ranges by 2023.

A live webcast of the presentation and conference materials are available via the Company’s website at investor.integralife.com. A replay of the webcast will also be archived on the website.

The Company is providing forward-looking guidance regarding adjusted earnings per diluted share, adjusted gross margin, and adjusted EBITDA but did not provide a reconciliation to GAAP earnings per share, GAAP gross margin, or from GAAP net income to adjusted EBITDA because certain GAAP expense items are highly variable and management is unable to predict them with reasonable certainty and without unreasonable effort.

This news release and statements made at the upcoming Investor Day include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties and reflect the Company's judgment as of the date of this release.  All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. Some of these forward-looking statements may contain words like “will,” “believe,” “may,” “could,” “would,” “might,” “possible,” “should,” “expect,” “intend,” “plan,” “anticipate,” “pursue”, or “continue,” the negative of these words, other terms of similar meaning or they may use future dates. Forward-looking statements contained in this news release include, but are not limited to, statements concerning future financial performance, including projections for revenues, expected revenue growth (both reported and organic), GAAP and adjusted net income, GAAP and adjusted earnings per diluted share, non-GAAP adjustments such as divestiture, acquisition and integration-related charges, intangible asset amortization, structural optimization charges, EU Medical Device Regulation-related charges, convertible debt non-cash interest, and income tax expense (benefit) related to non-GAAP adjustments and other items. It is important to note that the Company’s goals and expectations are not predictions of actual performance. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited, to the following: the impact of COVID-19 on the Company; the Company's ability to execute its operating plan effectively; the Company’s ability to successfully integrate ACell, Inc., and other acquired businesses; the Company’s ability to achieve sales growth in a timely fashion and execute on its channel reorganization in its Tissue Technologies segment; the Company's ability to manufacture and ship sufficient quantities of its products to meet its customers' demands; the ability of third-party suppliers to supply us with raw materials and finished products; global macroeconomic and political conditions; the Company's ability to manage its direct sales channels effectively; the sales performance of third-party distributors on whom the Company relies to generate revenue for certain products and geographic regions; the Company's ability to maintain relationships with customers of acquired entities and businesses; physicians' willingness to adopt and third-party payors' willingness to provide or maintain reimbursement for the Company's recently launched, planned and existing products; initiatives launched by the Company's competitors; downward pricing pressures from customers; the Company's ability to secure regulatory approval for products in development; the Company's ability to remediate quality systems violations; fluctuations in hospitals' spending for capital equipment; the Company's ability to comply with and obtain approvals for products of human origin and comply with regulations regarding products containing materials derived from animal sources; difficulties in controlling expenses, including costs to procure and manufacture our products; the impact of changes in management or staff levels; the impact of goodwill and intangible asset impairment charges if future operating results of acquired businesses are significantly less than the results anticipated at the time of the acquisitions, the Company's ability to leverage its existing selling organizations and administrative infrastructure; the Company's ability to increase product sales and gross margins, and control non-product costs; the Company’s ability to achieve anticipated growth rates, margins and scale and execute its strategy generally; the amount and timing of divestiture, acquisition and integration-related costs; the geographic distribution of where the Company generates its taxable income; the effect of legislation effecting healthcare reform in the United States and internationally; fluctuations in foreign currency exchange rates; the amount of our bank borrowings outstanding and other factors influencing liquidity; and the economic, competitive, governmental, technological, and other risk factors and uncertainties identified under the heading “Risk Factors” included in Item 1A of Integra's Annual Report on Form 10-K for the year ended December 31, 2020 and information contained in subsequent filings with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise.

We provide certain non-GAAP measures, including organic revenues, adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted net income, adjusted earnings per diluted share, free cash flow and adjusted free cash flow conversion. Organic revenues consist of total revenues excluding the effects of currency exchange rates, revenues from current-period acquisitions and product divestitures and discontinuances. Adjusted EBITDA consists of GAAP net income excluding: (i) depreciation and amortization; (ii) other income (expense); (iii) interest income and expense; (iv) income tax expense (benefit); and (v) those operating expenses also excluded from adjusted net income. The measure of adjusted net income consists of GAAP net income, excluding: (i) structural optimization charges; (ii) divestiture, acquisition and integration-related charges; (iii) discontinued product lines charges; (iv) EU Medical Device Regulation-related charges; (v) COVID-19 related charges; (vi) convertible debt non-cash interest; (vii) intangible asset amortization expense; and (viii) income tax impact from adjustments. The adjusted earnings per diluted share measure is calculated by dividing adjusted net income attributable to diluted shares by diluted weighted average shares outstanding. The measure of free cash flow consists of GAAP net cash provided by operating activities less purchases of property and equipment.

Reconciliations of GAAP revenues to organic revenues, GAAP adjusted net income to adjusted EBITDA and adjusted net income, and GAAP earnings per diluted share to adjusted earnings per diluted share all for the quarters ended March 31, 2021 and 2020, and the free cash flow and free cash flow conversion for the quarters ended March 31, 2021 and 2020, were previously reconciled in the Current Report on Form 8-K filed on April 28, 2021.

The Company believes that the presentation of organic revenues and the various adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, free cash flow and adjusted free cash flow conversion measures provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. For further information regarding why Integra believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding this earnings press release filed today with the Securities and Exchange Commission. This Current Report on Form 8-K is available on the SEC's website at www.sec.gov or on our website at www.integralife.com.

About Integra LifeSciences
Integra LifeSciences is a global leader in regenerative tissue technologies and neurosurgical solutions dedicated to limiting uncertainty for clinicians, so they can focus on providing the best patient care. Integra offers a comprehensive portfolio of high quality, leadership brands that include AmnioExcel®, Bactiseal®, CerebroFlo®, CereLink® Certas® Plus, Codman®, CUSA®, Cytal®, DuraGen®, DuraSeal®, Gentrix®, ICP Express®, Integra®, MatriStem® UBM, MAYFIELD®, MediHoney®, MicroFrance®, MicroMatrix®, PriMatrix®, SurgiMend®, TCC-EZ® and VersaTru®. For the latest news and information about Integra and its products, please visit www.integralife.com.

Investor Relations:
Michael Beaulieu
(609) 529-4812
michael.beaulieu@integralife.com

Media Contact:
Laurene Isip
(609) 208-8121
laurene.isip@integralife.com